MML SERIES INVESTMENT FUND II

Supplement dated October 4, 2013 to the

Prospectus dated May 1, 2013

MML China Fund Summary Prospectus dated May 1, 2013

MML Equity Fund Summary Prospectus dated May 1, 2013

MML Strategic Emerging Markets Fund Summary Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectuses and any previous supplements.

Effective immediately, the following information replaces the information under the heading Portfolio Managers relating to the MML China Fund in the section titled Management (page 10 in the Prospectus):

Portfolio Managers:

Laura Luo is the Head of Baring’s Global Emerging Market Equities Team. She has managed the Fund since September 2013.

Jim Chen is an Investment Manager, Asian Equities and has managed the Fund since December 2010.

Effective immediately, the following information replaces the information for Agnes Deng of Baring found on page 60 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Laura Luo, CFA

is the lead portfolio manager of the MML China Fund. Ms. Luo is Head of Hong Kong China Equities, with overall responsibility for a team of investment managers and analysts who manage a range of Hong Kong and China equity strategies including Baring’s Hong Kong China Fund equity strategy and China A Share strategy. She is the lead manager of Baring’s flagship Baring Hong Kong China Fund and directs Hong Kong China specialist research. Ms. Luo joined Baring Asset Management in September 2013 from Schroder Investment Management where she worked for over 12 years.

Effective September 30, 2013, the information for James L. Carroll under the heading Portfolio Managers relating to the MML Equity Fund in the section titled Management (page 15 in the Prospectus) is hereby deleted.

Effective September 30, 2013, the information for James L. Carroll of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) found on page 61 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby deleted.

Effective October 1, 2013, OppenheimerFunds, Inc. (“OFI”) replaced Baring International Investment Limited (“Baring”) as subadviser to the MML Strategic Emerging Markets Fund.

Effective October 1, 2013, the following information replaces the information found under Principal Investment Strategies (on pages 39-40 in the Prospectus) for the MML Strategic Emerging Markets Fund:

The Fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e. are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. The Fund may hold a portion of its assets in cash or cash equivalents.

In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the Fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a developing market. Such a determination can also be based, in whole or in part, on classifications under the MSCI Emerging Markets Economic Index.

The Fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. In addition to common stocks, the Fund can invest in other equity or “equity equivalents” securities such as preferred stocks or convertible securities. The Fund may use derivatives to seek to enhance the Fund’s investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so. Use of derivatives by the Fund may create investment leverage.

In selecting investments for the Fund, the Fund’s subadviser, OppenheimerFunds, Inc. (“OFI”), evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. OFI also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. OFI considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. OFI may invest in growth companies of different capitalization ranges in any developing market country. OFI monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Effective October 1, 2013, the following risks are hereby added to the information found under Principal Risks (on pages 40-41 in the Prospectus) for the MML Strategic Emerging Markets Fund:

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

Effective October 1, 2013, the following information replaces the information found under the headings Subadviser and Portfolio Managers in the section titled Management (on page 41 in the Prospectus) for the MML Strategic Emerging Markets Fund:

Subadviser: OppenheimerFunds, Inc.

Portfolio Manager:

Justin Leverenz is a portfolio manager with OFI. He has managed the Fund since October 2013.

Effective October 1, 2013, the following information replaces similar information under the heading Subadvisers and Portfolio Managers on page 61 in the Prospectus in the section titled Management of the Funds:

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, manages the investments of the MML Small Cap Equity Fund and MML Strategic Emerging Markets Fund and a portion of the portfolio of the MML Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of August 30, 2013, OFI managed assets of approximately $212.3 billion.

Effective October 1, 2013, the following information supplements the information for OFI under the heading Subadvisers and Portfolio Managers beginning on page 61 in the Prospectus in the section titled Management of the Funds:

Justin Leverenz

is the portfolio manager of the MML Strategic Emerging Markets Fund. Mr. Leverenz has been a Senior Vice President of OppenheimerFunds, Inc. since November 2009 and was a Vice President of OppenheimerFunds, Inc. from July 2004 to November 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia from 2002 to 2004. He was an Analyst and Head of Equity Research for Barclays de Zoete Wedd from 1993 to 1995 and from 1997 to 2000, respectively. He was a Fund Manager at Martin Currie Investment Management from 1995 to 1997.

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L8063-13-04

CH 13-01

EQ 13-01

SEM 13-04

MML SERIES INVESTMENT FUND II

Supplement dated October 4, 2013 to the

Statement of Additional Information dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective October 1, 2013, OppenheimerFunds, Inc. (“OFI”) replaced Baring International Investment Limited (“Baring”) as subadviser to the MML Strategic Emerging Markets Fund.

Effective October 1, 2013, the following information replaces the information for MML Strategic Emerging Markets found on page B-3 in the third paragraph in the section titled General Information:

MassMutual has entered into investment subadvisory agreements pursuant to which OppenheimerFunds, Inc. (“OFI”) manages the investment of the assets of MML Small Cap Equity and MML Strategic Emerging Markets, and a portion of the assets of MML Equity.

Effective October 1, 2013, the following information replaces the information pertaining to MML Strategic Emerging Markets found on page B-60 under the heading Affiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:

MassMutual has also entered into an investment subadvisory agreement with OFI on behalf of MML Strategic Emerging Markets. This agreement provides that OFI manage the investment and reinvestment of the assets of the Fund. OFI receives a subadvisory fee from MassMutual, based upon the Fund’s average daily net assets, at the following annual rate:

MML Strategic Emerging Markets	0.70%

Effective immediately, the following information replaces the information for Agnes Deng found on page B-146 in the section titled Appendix C – Additional Portfolio Manager Information relating to MML China:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Laura Luo, CFA
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	6	$2,666.2 million	0	$0
Other accounts	0	$0	1	$249.9 million

*	The information provided is as of August 30, 2013.
**	Does not include MML China.

Effective September 30, 2013, the information pertaining to James L. Carroll for Loomis, Sayles & Company, L.P. found on page B-148 in the section titled Appendix C – Additional Portfolio Manager Information is hereby deleted.

Effective October 1, 2013, the following information supplements the information found beginning on page B-150 in the section titled Appendix C – Additional Portfolio Manager Information:

The portfolio manager of MML Strategic Emerging Markets is Justin Leverenz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Justin Leverenz
Registered investment companies**	5	$35.78 billion	0	$0
Other pooled investment vehicles	2	$1.27 billion	0	$0
Other accounts***	2	$157.71 million	1	$91.75 million

*	The information provided is as of August 30, 2013.
**	Does not include MML Strategic Emerging Markets.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of August 30, 2013, the portfolio manager did not own any shares of MML Strategic Emerging Markets.

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SAI L8063-13-02